Exhibit 99.77(q)(1)

ITEM 77Q-1 - Exhibits

(e)(1) Amended and Restated Investment Management Agreement effective November 18, 2014, as amended and restated May 1, 2015 between Voya Investments, LLC and Voya Series Fund, Inc. – Filed herein.

(e)(2) Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC effective November 18, 2014 – Filed as an exhibit to Post-Effective Amendment No. 187 to the Registrant’s Form N-1A Registration Statement on February 25, 2015 and incorporated herein by reference.